UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

KLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Drive Milpitas California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC
indicate by check
The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 7, 2026, KLA Corporation (the “Company”) announced that its Board of Directors (the “Board”) had approved a ten-for-one forward stock split (the “Stock Split”) of the Company’s outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), to be effected through an amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”), which will also effect a proportionate increase in the number of authorized shares of the Company’s Common Stock from 500,000,000 to 5,000,000,000.

The Stock Split is expected to become effective after the close of the Nasdaq Global Select Market (the “Nasdaq Stock Market”) on June 11, 2026 (the “Effective Date”). As a result of the Stock Split, each stockholder of record as of the close of the Nasdaq Stock Market on June 4, 2026 (the “Record Date”) will receive nine (9) additional shares of Common Stock for every one (1) share of Common Stock held on the Record Date. Trading in the Common Stock on the Nasdaq Stock Market is expected to commence on a Stock Split-adjusted basis at the market open on June 12, 2026, under the existing trading symbol “KLAC.”

A copy of the press release announcing the Stock Split is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally on May 7, 2026, the Company issued a press release announcing that the Board declared a cash dividend of $2.30 per share on the Company’s common stock. Such dividend shall be payable on June 2, 2026 to stockholders of record as of the close of business on May 18, 2026.

A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

99.1	Press release issued May 7, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: May 7, 2026	By:	/s/ Mary Beth Wilkinson
	Name:	Mary Beth Wilkinson
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary